UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 2, 2016

JRjr33, Inc.
(Exact name of registrant as specified in its charter)

Florida	001-36755	98-0534701
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation or organization)		Identification No.)

2950 North Harwood Street, 22nd Floor, Dallas, Texas 75201
(Address of principal executive offices and zip code)

(972) 398-7120
(Registrant’s telephone number, including area code)

CVSL Inc.
(Former name or former address, if changed since the last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 3, 2016, the Board (the “Board”) of Directors of CVSL Inc. (the “Company”) appointed William Randall to serve as the Board’s Lead Independent Director. For his service as Lead Independent Director, Mr. Randall received an award of common stock valued at $10,000 (which is an additional 20% of the annual $50,000 equity award granted to all non-employee directors), which equals an award of 9,616 shares of common stock under the Company’s 2015 Stock Incentive Plan.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 2, 2016, the Company filed an amendment to its Articles of Incorporation with the Secretary of State of the State of Florida (the “Amendment”) to change the name of the Company to JRjr33, Inc. effective as of March 7, 2016. The Company will do business as JRJR Networks.
The description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01. Other Events.

On March 3, 2016, the Company scheduled its 2016 Annual Meeting of Stockholders (the “Annual Meeting”) for September 15, 2016.

The date of the Annual Meeting represents a change of more than 30 days from the anniversary of the Company’s 2015 Annual Meeting of Stockholders held on June 23, 2015.  As a result, pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, the Company has set a new deadline for the receipt of any stockholder proposals submitted pursuant to Rule 14a-8 for inclusion in the Company’s proxy materials for the Annual Meeting.  The new deadline for the submission of such stockholder proposals is the close of business on April 18, 2016.

The Company believes that receiving Rule 14a-8 stockholder proposals by such date will provide the Company with a reasonable period of time for the review, consideration and, if appropriate, inclusion of any such proposals before it begins to print and send its proxy materials to stockholders for the Annual Meeting. Such proposals will also need to comply with the rules of the Securities and Exchange Commission regarding the inclusion of Rule 14a-8 stockholder proposals in the Company’s proxy materials, and may be omitted from the Company’s proxy materials if not in compliance with applicable requirements.

All such stockholder proposals should be addressed to JRJR Networks, 2950 North Harwood Street, 22nd Floor, Dallas, Texas 75201, Attention: Corporate Secretary.
Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit
Number        Description

3.1.         Articles of Amendment to the Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CVSL Inc.

Date: March 7, 2016	By:	/s/ John P. Rochon
John P. Rochon
Chief Executive Officer and President